I N S U R A N C E   /   R E I N S U R A N C E
B E R M U D A         I R E L A N D         U N I T E D   S T A T E S
MAX CAPITAL GROUP LTD.
Nasdaq: MXGL
Investor Presentation
as of / year ended December 31, 2007
Exhibit 99.2

INFORMATION CONCERNING
FORWARD LOOKING STATEMENTS
This presentation includes statements about future economic performance, finances, expectations, plans and prospects of the Company that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities
Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those suggested by such statements.
For further information regarding cautionary statements and factors affecting future results, please refer to the Company’s most recent Annual Report on
Form 10-K , Quarterly Reports on Form 10-Q filed subsequent to the Annual Report and other documents filed by the Company with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statement whether as a result of new information, future developments or otherwise.

Max Capital Today
Global underwriter of specialty insurance and reinsurance focused on risk adjusted returns and book value growth
Operating subsidiaries in Bermuda, Ireland and United States
Highly experienced management and underwriting teams with proven track record through all market cycles
Over 200 employees worldwide
Diversified business mix balanced between insurance and reinsurance, long and short tail exposures and geographic spread of risk
Growth through opportunistic expansion and addition of product lines
Strategic initiatives focus on value creation through all product cycles
Portfolio approach to risk through integration of asset / liabilities for all transactions
Culture focused on risk and capital management
Custom pricing models for each class of business with emphasis on ROE
Total invested assets of $5.1 billion represents a 3.2:1 ratio of invested assets to capital deployed in a risk averse, enhanced return investment strategy
$1.6 billion of shareholders’ equity at December 31, 2007

Property Insurance
Strategic Diversification & Expansion Of The Company
Traditional
Casualty Reinsurance
Property / Cat Reinsurance
$23.50 / share Common
Offering
Structured & Alternative Life & Annuity Insurance Reinsurance Specialty MDS allocation %
-
5%
200
400
600
800
1,000
1,200
1,400
32.2% 31.5%
31.8% 29.1% 23.5% 20.7%
10%
15%
20%
25%
30%
35%
40%
2002 2003 2004 2005 2006 2007
35.0%
Casualty Insurance
Bermuda / Dublin
Property / Cat
Reinsurance
$23.50 / share
Common Offering
U.S. E&S insurance
Max USA $100m
Senior Debt Issue
2004 2005 2006 2007 2003 2002

Identifying & Recruiting “Franchise Players” Has Been
Instrumental In Our Success
Experienced &
highly quantitative
underwriting teams
Lead underwriters average over 20
years in the business
High percentage of employees hold
professional designations
2004
Property
2003
Excess Liability
Professional Liability
2005
Property / Property -
Cat Reinsurance
2006
Aviation
2007
U.S. Excess
& Surplus Property
Ocean Cargo / Inland
Marine
U.S. Casualty
Multi – peril crop

Enterprise Risk Management
Diversified Product Offering
Operating Strategy
Focused on niches / specialties
Opportunities that reward our  specialized knowledge
and relationships
Marketing and distribution efforts that emphasize building
brand awareness
Dedication to customer service
Expand Excess and Surplus lines business in the U.S.
Manage property catastrophe aggregate exposure on a
1:250 year basis not to exceed 25% of beginning year equity
2008 Target – less than 20%
Target product classes where we can invest resources and
“intellectual capital,” which leads to long–term franchise value
Strong balance sheet supported by prudent reserving
practices
Maintain financial strength ratings and pursue an upgrade
Reinsurance purchased to manage exposures and pricing
cycles
State-of-the-art systems, risk controls
Capital allocated to maximize return on every transaction
Specialty Lines
Underwriting Operations

Seek to achieve high quality, stable and consistent ROEs
Target ROE of 15% over the market cycle
Operating ROE > 15% in 4 of last 5 fiscal years, 2005 positive ROE despite Hurricanes KRW
Compound annual ROE of 14.7% over last 5 years
Lower volatility of ROE
Do well in the good years - 15% to 20% ROE
Have a positive ROE in the bad years
Our most highly respected and valued competitors have high Sharpe ratios
Willing to trade some expected ROE for lower volatility of ROE
Financial Objective – Grow Book Value / Create
Shareholder Value
Mean ROE vs Std Dev of ROE
Annual Data 2003 to 2007
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
20%
0% 5% 10% 15% 20% 25% 30% 35%
Std Deviation of ROE
ACGL
AXS
ACE
PRE
MXGL
TRH
RE
ENH
RNR
AWH
AHL
PTP*
XL
IPCR*
MRH*
* 2007 ROE is based on annualized 9/30/07 information

5 Years Of Growth: Annualized ROE of 14.8%
Book Value Increased 88.5%
* Year of Hurricanes KRW.  Max was one of the few insurance/reinsurance companies among its peers that were profitable in 2005.
$0.00
$5.00
$10.00
$15.00
$20.00
$25.00
$30.00
2003
2004
2005*
2006 2007
2%
6%
10%
14%
18%
22%
26%
30%
19.1%
17.0%
0.9%
16.8%
20.4%
$16.88
$19.70
$20.16
$23.06
$27.54

Efficient Capital Management
Dividends
Repurchases   ($ in thousands)
Strong and flexible capital structure
2005: $258 million Equity Offering -
launched Property Cat Reinsurance Operations
2007: Max USA $100 million Senior Debt
Offering - launched U.S. Excess and Surplus
Lines Insurance Company
Manage exposures to preserve capital
Opportunistic share repurchases
$100 million of Repurchase Authorization
as of Feb. 12, 2008
Increased dividends each year since inception
($ in thousands)
$3,788
$5,487
$8,955
$14,273
$19,164
$3,095
$4,850
$7,360
$17,624
$114,755
$0
$25,000
$50,000
$75,000
$100,000
$125,000
$150,000
2003 2004 2005 2006 2007
Dividends $ 51,667
Share Repurchases 147,684
Total $199,351
2003- 2007 Summary

(1) Defined as share price appreciation plus reinvested dividends cumulatively over the time period, as of 2/8/2008.
(2) Note: Figures are calculated from the IPO date.
Source: Merrill Lynch
Cumulative Total Shareholder Returns
(1)
(2)
(2) (2)
1 Year
2 Years
5 Years
75.8%
37.4%
171.4%
150.1%
136.8%
104.5%
89.2%
81.3%
53.7%
47.2%
41.5%
6.4%
(18.9)%
S&P 500 S&P P&C MXGL ORH ACGL ENH AXS PRE RNR PTP AHL IPCR MRH
(5.1)% (4.9)%
(2.9)%
5.0%
5.7%
9.2%
15.5% 15.7%
16.0%
18.2% 18.8%
(23.2)%
(6.3)%
S&P 500 S&P P&C ENH MXGL AXS PRE AHL PTP RNR ACGL MRH ORH IPCR
(6.4)%
4.3%
11.2%
16.6%
26.8%
27.8%
31.8%
34.0%
39.5% 40.1%
56.9%
(13.6)%
9.3%
S&P 500 S&P P&C ORH AHL PRE ENH ACGL RNR AXS PTP MXGL IPCR MRH
Peer Comparison: Max Has Outperformed The S&P 500,  The S&P
Insurance Sub-Index And Many Of Its Peers Over The Past 5 Years

Diversified Premium Mix: A Key Differentiator
Property
Casualty
Insurance
Reinsurance
Incumbent (Re) Insurers
Class of 2001
Class of 2005
Ariel Re
FSR
IPCR
VR
Lancashire
Ironshore
MRH
PTP
AWH
RNR
AHL
ENH
ACGL
AXS
PRE
TRH
RE
WTM
XL
ACE
Harbor
Point
Source: Merrill Lynch
Max Capital Group Ltd.
Bermuda Underwriters:

Diversified Revenue Sources / Product Lines
P&C Annual Gross Premiums Written
($ in millions)
Non-recurring additional premiums on prior years’ contracts of $182 million
Total P&C Insurance / Reinsurance excluding Alternative Risk and non- recurring additional premiums on prior years’ contracts (year-on-year change)
0
100
200
300
400
500
600
700
800
900
1000
2004 2005 2006 2007 2008 Plan
Max Specialty
P&C Insurance
P&C Reinsurance
P&C Alternative
Revenue not dependent on single source
Capital & risk allocated rationally
10% ROE without writing business
$831
$971
$820
$776
$895
(+17%)
(-16%)
(-5%)
(+15%)

P&C Insurance: Bermuda / Dublin
Niche – Oriented Focus
Target:
Working layer excess business
Larger customer - Fortune 1000
Customer-oriented approach:
Responsive and innovative
Consider toughest classes of
business
Offer multi-year programs
Flexible in program attachment points
Work with all leading brokers
Underwritten in Bermuda and Dublin
Sub-prime related reserves -
approximately $18 million
Combined ratio:
2007:      86%
2006:      71%
Gross Premiums Written – 2007
$383 million
By Exposure
Aviation
8%
Excess
Liability
35%
Professional
Liability
41%
Property
16%

P&C Reinsurance: Bermuda / Dublin
Diversification & Flexibility Emphasized
Target:
Working layer excess business /
quota share business
Specialty / niche focus
Customer-oriented approach:
Quick turnaround
Line-specific expertise
Net line underwriter (stability of capacity)
Cross-class capability
Modeling and structuring capabilities
Work with all leading brokers
Underwritten in Bermuda and Dublin
Combined ratio:
2007:        84%
2006:        94%
By Exposure
Gross Premiums Written – 2007
$345 million
Aviation
10%
Excess Liability
5%
Medical
Malpractice
15%
Other
2%
Professional Liability
10%
Property
26%
Marine & Energy
14%
Whole Account
4%
Workers
Compensation
14%

Growth Initiative: Max Specialty Insurance Company
2007 Start-Up:
Nationwide underwriter of excess and surplus
lines niches based in Richmond, VA
Delaware licensed
Approved on a non-admitted basis in
46 other states
Brokerage and Contract Binding operations
commenced April 2007
Select group of national brokers and regional
MGA’s with 20+ years relationships
Current Products
Property-cat & non cat
Umbrella / xs Liability
Inland Marine / Ocean Cargo (New 2008)
Specialty Casualty (New 2008)
90 employees / 6 U.S. locations
Long-term underwriting objectives:
Products priced and underwritten so net
incurred loss ratios approximate 55%
Expense ratio:   approximately 35%
Combined ratio: approximately 85%
Gross Premiums Written - 2007
$48 million
By Exposure
Property
71%
Excess
liability/general
liability
26%
Marine
3%
* As of February 14, 2008

Life Reinsurance: Long-Tail, Reserve Buy-Out Business
Specialize in:
Investment spread business
In force, closed / ring-fenced books
Mortality, morbidity & longevity
Predictable cash flows
Asset heavy – no interest sensitive
liabilities
Strategy:
Leveraging underwriting skills with low
volatility alternative investments
Focus on closed block reserve
buy-out  transactions
Almost no IBNR
Differentiated by:
Detailed data focus
Strong actuarial analysis
Bermuda efficiencies
Gross Premiums Written
Reserves & Deposits 12/31/2007
$1.3 billion
Annuity
70%
Life
16%
Health
14%
Number of Deals Written
0
50
100
150
200
250
300
350
2003 2004 2005 2006 2007
$108
$212
$275
$45
$302
3
3
1
6
US$ Millions

Diversified And Strategic Asset Allocation
Average quality of AA / Maximum Baa of 2%
Diversification by sector and issuer
No CDO’s, CLO’s, SIV’s or other highly
structured securities
Duration and currency matched to liabilities
Portfolio externally managed by investment
managers who compete for assets based on
performance
Diversification by strategy with concentration
limits in any particular fund
Rapid liquidity required
Return objective – 300 bps over risk free rates
with bond like volatility
Rigorous manager selection and monitoring
process
Hedge fund accounting requires quarterly mark
to market to flow through operating income
0%
5%
10%
15%
20%
25%
30%
35%
40%
Distressed Diversified Equity
Long / Short
Event Driven
Arbitrage
Global
Macro
Credit
Long / Short
Emerging
Markets
Fixed Income
Arbitrage
Opportunistic
Tsy / Agy
Aaa Aa
Baa
Investment Portfolio:
Traditional       Alternative
Allocation 79% 21%
Target 80% 20%
Alternative investments part of “capital” Fixed maturities portfolio supports reserves

Investment Strategy: Risk Averse Enhanced Returns
Standard Deviation
60 Months
as of December 31, 2007
Max Fixed Maturities Merrill Lynch Master Bond Index
MDS
(Max Fund of  Funds)
Max Total Portfolio
S&P 500
MFIX MLMBI MDS SP500
MAX
0
-0.5
-1
-1.5
-2
-2.5
-3
-3.5
-4
-4.5
-5
-5.5
-6
-6.5
-7
-7.5
-8
-8.5
-9
-3.24
-3.65
-4.34
-8.61
-3.05
Annual Return
60 months
as of December 31, 2007
MFIX MLMBI MDS SP500 MAX
12.5
12
11.5
11
10.5
10
9.5
9
8.5
8
7.5
7
6.5
6
5.5
5
4.5
4
3.5
3
2.5
2
1.5
1
0.5
0
3.99
4.49
10.98
12.12
6.40

Investments With Exposure To Sub-prime And Alt-A
Significant and growing over-collateralization
Most with 30-50% over-collateralization
Over-collateralization on most is growing, and has increased in the last 3 months
Through December 31 default and delinquency rates are generally in the low single digits to low teens range
At December 31, 2007, unrealized loss is approximately $4.2 million
Alternative asset portfolio net short sub-prime at December 31, 2007
Based upon stress testing, we expect no principal losses from sub-prime-backed bonds
Assets with Sub prime content Weighted AA Amortized Market Value
Average Life Senior Junior Cost
Subprime Exposure
Pre-2005 3.5 7.8 $                   0.5 $                           2.6 $                     10.9 $                   10.6 $
2005 2.4 3.3 $                   - $                          3.4 $                     6.7 $                     6.4 $
2006 3.0 32.9 $                 5.0 $                           - $                     37.9 $                   34.9 $
2007 3.3 2.5 $                   - $                          - $                     2.5 $                     2.3 $
Total Subprime Exposure 3.0 46.5 $                 5.5 $                           6.0 $                     58.0 $                   54.2 $
Alt-A Exposure
Pre-2005 4.2 7.1 $                   - $                          - $                     7.1 $                     7.0 $
2005 1.7 - $                   20.6 $                        - $                     20.6 $                   20.5 $
2006 1.4 6.9 $                   10.0 $                        - $                     16.9 $                   16.8 $
2007 3.0 4.5 $                   - $                          - $                     4.5 $                     4.4 $
Total Alt-A Exposure 2.1 18.5 $                 30.6 $                        - $                     49.1 $                   48.7 $
SUBPRIME + ALT- A Exposure
2.6
65.0 $                 36.1 $                        6.0 $                     107.1 $                 102.9 $
Outstanding Exposure by Vintage
AAA
($ millions)

Profitable Financial Trends Despite Hurricanes in 2005
Gross Premiums Written
($ in millions)
P&C Combined Ratio
Operating Earnings Per Share (Diluted)
Operating ROE
$1,010
$1,044
$1,246
$865
$1,078
0
$300
$600
$900
$1,200
$1,500
2003
2004
2005 2006
2007
Life $108 Life $212 Life $275 Life $45
Life $302
88%
86%
106%
94%
100%
0%
20%
40%
60%
80%
100%
120%
2003
2004
2005 2006
2007
$2.58
$2.70
$3.52
$4.81
$-
$1.00
$2.00
$3.00
$4.00
$5.00
2003
2004
2005 2006
2007
$0.19
2003
2004
2005 2006
2007
16.5%
15.8%
17.3%
20.7%
0%
5%
10%
15%
20%
25%
1.0%

A Growing, Global Insurance / Reinsurance Company
Invested Assets (Ratio to Shareholders’ Equity)
Operating Cash Flow
Shareholders’ Equity (Book Value per Share)
Dividends Per Share
($ in millions)
$2,637
(3.5:1)
$3,515
(3.9:1
$4,223
(3.6:1)
$4,536
(3.3:1)
$5,123
(3.2:1)
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
2003 2004 2005 2006 2007
$397
$607
$395
$529
$443
$0
$100
$200
$300
$400
$500
$600
$700
2003 2004 2005 2006 2007
$763
($16.88)
$903
($19.70)
$1,186
($20.16)
$1,390
($23.06)
$1,584
($27.54)
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
2003 2004 2005 2006 2007
$0.09
$0.12
$0.18
$0.24
$0.32
$0.00
$0.05
$0.10
$0.15
$0.20
$0.25
$0.30
$0.35
2003 2004 2005 2006 2007

Gross Premiums Written - $1,045 billion
2008 Est. 2007 Actual
Property & Casualty Insurance $390 million $383 million
Property & Casualty Reinsurance $350 million $345 million
Max Specialty $155 million $  48 million
Life & Annuity Reinsurance $150 million $302 million
Combined Ratio
Property & Casualty Insurance 88% 86%
Property & Casualty Reinsurance 92% 84%
Max Specialty
120% (57% loss ratio)
530% (82% loss ratio)
Operating Earnings Per Share (diluted)
$3.90 - $4.20
Alternative investments return
8% 16.97%
Key Assumptions
2008 Guidance
No reserve releases/commutations
Continued capital management –
share repurchases
No acquisitions
Normal catastrophes (P&C combined ratio
includes approx. 4%-6% for normally
expected catastrophes)
$4.81

Additional Financial Information

Gross Premiums Written $1,078 $865
Net Premiums Earned $818 $665
Net Investment Income 188 150
Net Gains on Alternative Investments 187 85
Net Realized Gains (Losses) on Sale of Fixed Maturities (4) (6)
Other Income 1 1
Total Revenues 1,190 895
Total Losses, Expenses & Taxes 887 678
Net Income $303 $217
Property & Casualty Underwriting
Loss Ratio 64% 68%
Expense Ratio 24% 18%
Combined Ratio 88% 86%
Year - End Results
2006
($ in millions)
2007

Cash & Fixed Maturities $4,061 $3,470
Alternative Investments 1,062 1,066
Premium Receivables 433 391
Losses Recoverable 578 538
Other Assets 403 384
     Total Assets $6,537 $5,849
Property & Casualty Losses $2,334 $2,335
Life & Annuity Benefits 1,204 896
Deposit Liabilities 221 204
Funds Withheld 169 255
Unearned Premium 440 436
Bank Loan 330 210
Senior Notes 100 -
Other Liabilities 155 123
     Total Liabilites $4,953 $4,459
Shareholders' Equity $1,584 $1,390
$6,537 $5,849
Strong Balance Sheet
December 31, 2006 December 31, 2007
($ in millions)

Supplemental Investment Data – December 31, 2007
Past Performance should not be considered to be a reliable indicator of future performance
Fair Value Investment Last Year Last
(in 000's) Distribution 3 Months to Date 60 months*
Cash and Fixed Maturities 4,060,883 $           79.3% 1.86% 5.11% 3.99%
Commodity Trading Advisers - $                       0.0% 0.00% 6.63% 7.31%
Distressed Securities 168,050 3.3% 5.28% 15.74% 21.52%
Diversified Arbitrage 161,870 3.2% -3.47% 15.87% 8.12%
Emerging Markets 98,882 1.9% 3.33% 18.53% 18.36%
Event-Driven Arbitrage 170,563 3.3% 8.14% 36.14% 18.32%
Fixed Income Arbitrage 32,265 0.6% 8.78% 25.04% 8.71%
Global Macro 69,092 1.3% 6.48% 13.67% 9.89%
Long / Short Credit 51,512 1.0% 1.19% 3.41% 10.32%
Long / Short Equity 269,959 5.3% 8.94% 26.94% 11.75%
Opportunistic 35,600 0.7% 2.73% 20.38% 19.37%
MDS *** 1,057,793 20.6% 4.11% 16.78% 10.98%
Reinsurance Private Equity 3,941 0.1% 68.23% 97.33% 8.81%
Alternative Investments 1,061,734 $           20.7% 4.27% 16.97% 10.28%
Total Investments 5,122,617 $           100.0% 2.45% 10.38% 6.40%
Alternative Investment Return Data **: MDS Performance History *** – 60 months ended December 31, 2007
Largest monthly gain 4.15% Largest monthly loss (2.04%)
Largest quarterly gain 6.07% Largest quarterly loss (2.72%)
Average monthly gain 1.40% Average monthly loss (0.83%)
Average quarterly gain 3.56% Average quarterly loss (0.89%)
Months with a gain 46 Months with a loss 14
Quarters with a gain 16 Quarters with a loss 4
% of months with a gain 77% Quarterly standard deviation 2.47%
% of quarters with a gain 80% Annual standard deviation 4.35%
Largest drawdown **** (5.04%)
Monthly performance
2003 2004 2005 2006 2007
January
1.63% 1.75% 0.16% 2.75% 1.28%
February
1.40% 1.28% 1.69% 0.39% 1.50%
March (0.18%) 1.18% (0.61%) 1.22% 1.90%
April 2.03% 0.03% (0.65%) 1.89% 2.30%
May 3.02% (0.87%) (0.68%) (1.74%) 2.59%
June 0.92% 0.70% 1.20% (0.66%) 0.85%
July (0.24%) 0.03% 1.33% (0.71%) 0.99%
August 0.96% (0.02%) 0.98% 0.02% (1.62%)
September 2.63% 0.04% 1.84% (2.04%) 1.85%
October 0.98% 1.04% (1.45%) 1.37% 4.15%
November 0.56% 2.54% 0.61% 1.81% 0.10%
December 1.85% 1.74% 1.37% 1.96% (0.13%)
Quarterly performance
Q1 2.88% 4.27% 1.22% 4.41% 4.75%
Q2 6.07% (0.15%) (0.14%) (0.54%) 5.83%
Q3
3.37% 0.06% 4.21% (2.72%) 1.18%
Q4
3.43% 5.41% 0.51% 5.22% 4.11%
Annual return
16.67% 9.81% 5.88% 6.30% 16.78%
*  Annualized
**The percentages shown under the alternative investment return data relate only to the performance of our alternative investments held by MDS.
*** Net of all fees
**** Largest drawdown represents the largest decline in value between two NAV peak values.
Periodic Rate of Return

I N S U R A N C E / R E I N S U R A N C E B E R M U D A I R E L A N D U N I T E D S T A T E S MAX CAPITAL GROUP LTD. Nasdaq: MXGL Investor Presentation as of / year ended December 31, 2007